                                FOURTH AMENDMENT

     This Fourth Amendment to Lease ("Amendment") is entered into as of January 5, 1996 by and between WARM SPRINGS ASSOCIATES II, a California General Partnership, herein referred to as "Landlord" and SSE Technologies, Inc., a Delaware Corporation, herein referred to as "Tenant."

                                    RECITALS

     WHEREAS, Landlord and Tenant entered into a Net Least Agreement dated February 19, 1991, and further modified by First Amendment to Lease dated March 21, 1991, and further modified by Second Amendment to Lease dated March 28, 1991, and again further modified by Third Amendment to Lease dated August 7, 1995, hereinafter referred to as the "Lease," for the premises commonly known as 47823 Westinghouse Drive, Fremont, California, more fully described in the Lease.

                                   AGREEMENT

     LANDLORD AND TENANT, being parties to the Lease referenced in the Recitals, hereby express their mutual desire and intent to extend the lease term for the spaces occupied by SSE, known as 47823 and 47835 Westinghouse Drive, and amend by this writing those terms, covenants and conditions as hereinafter provided.

     1. The Lease term will be extended for five (5) years. The termination date will be June 30, 2001.

     2. Rent for the extended term shall be:

year 1      07/01/96 - 06/30/97     $22,008.00/month
year 2      07/01/97 - 06/30/98     $22,685.00/month
year 3      07/01/98 - 06/30/99     $23,363.00/month
year 4      07/01/99 - 06/30/00     $24,040.00/month
year 5      07/01/00 - 06/30/01     $24,717.00/month

     3. The current Security Deposit of $21,000.00 shall be increased to $23,000.00, payable upon execution of this Amendment.

     4. Any Tenant Improvements to be installed, along with the general contractor used to perform the installation, shall be mutually acceptable to Tenant and Landlord. All Tenant Improvements are to be paid for by Tenant. Tenant shall notify Landlord of its intent to install Tenant Improvements not less than seven (7) days prior to commencement of construction so that Landlord may post a Notice of Non-responsibility. Any Tenant Improvement shall maintain the existing three-tenant layout of the building.

     5. Landlord hereby acknowledges and consents to Tenant subleasing from Boehringer Mannheim Corporation approximately 3,950 square feet at the northeast corner of 47829 Westinghouse Drive.

     6. Landlord shall, at Landlord's sole expense, install a 3'0" wide concrete sidewalk from the northerly front exit of 47829 Westinghouse Drive to the southerly front exit of same.

     7. Effective May 5, 1999 the following provisions shall apply:

          a) The premises shall include the approximately 17,644 square foot middle space, known as 47829 Westinghouse Drive, the "Additional Space."

          b) The additional rent for the Additional Space shall be as follows:

 05/05/99 - 06/30/99    $ 12,174.00/month
 07/01/99 - 06/30/00    $ 12,527.00/month
 07/01/00 - 06/30/01    $ 12,880.00/month

          c) The Tenant's share of Common Area Expenses shall be 100%, effective 5/5/99.

          d) The lease term for the Additional Space shall terminate June 30, 2001.
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          e) The Tenant's right to parking shall include all of the parking spaces.

          f) The Security Deposit shall increase to $35,000.00, payable May 5, 1999.

          g) Tenant shall accept Additional Space in "as-is" condition.

          h) Paragraph 4 of this amendment shall also apply to the Additional Space.

          i) The Lease for the Additional Space shall not be effective if Boehringer Mannheim Corporation fails to execute a Lease extension for the space for the period of May 5, 1996 through May 4, 1999.

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants and conditions of said Lease remain in full force and effect and unmodified.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment to Lease as of the day and year set forth below.

LANDLORD                                         TENANT
WARM SPRINGS ASSOCIATES II,                      SSE TECHNOLOGIES, INC.,
a California General Partnership                 a Delaware Corporation

By
   -----------------------------------------     By
                                                 -----------------------------------------
                                                 Its President
Its General Partner
--------------------------------------------     --------------------------------------------
Date:                                            Date: Jan. 23, 1996
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